EXHIBIT 8(t)

                      AMENDMENT TO PARTICIPATION AGREEMENT

                                                                    Exhibit 8(t)

                      AMENDMENT TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                       Valley Forge Life Insurance Company

The participation agreement, dated as of May 1, 2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Valley Forge Life Insurance Company (the "Agreement") is hereby amended as follows:

         Schedules B and D of the Agreement are hereby deleted in their entirety and replaced with the Schedules B and D attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of January 1, 2001.

Franklin Templeton Variable Insurance Products Trust                   Franklin Templeton Distributors, Inc.
----------------------------------------------------                   ------------------------------------


By:    /s/ Karen L. Skidmore                                         By:      /s/ Philip Kearns
   -----------------------------------------                             --------------------------------

Name:  Karen L. Skidmore                                               Name:  Philip Kearns
Title: Assistant Vice President                                        Title: Vice President



Valley Forge Life Insurance Company
-----------------------------------

By:    /s/ Kevin M. Hogan
   -----------------------------------------

Name:  Kevin M. Hogan
Title: Vice President

                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

1.   Name:                           Valley Forge Life Insurance Company
                                     Variable Annuity Separate Account
     Date Established:               October 18, 1995
     SEC Registration Number:        811-07547

2.   Name:                           Valley Forge Life Insurance Company
                                     Variable Life Separate Account
     Date Established:               October 18, 1995
     SEC Registration Number:        811-07569

                                                       SCHEDULE D

                                                CONTRACTS OF THE COMPANY

----------------------------------------------------------------------------------------------------------------------
                                 CONTRACT 1                     CONTRACT 2                      CONTRACT 3
----------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME   CNA Capital Select Variable   CNA Capital Select Variable     CNA Capital Select Plus VA
                        Annuity                       Universal Life
----------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)        Yes                           Yes                             Yes
----------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION        333-01087                     333-01949                       333-85511
NUMBER
----------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE FORM     V100-1128-A                   V100-1132-A                     VA-101 (10/99)
NUMBERS
----------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT        Valley Forge Life Insurance   Valley Forge Life Insurance     Valley Forge Life Insurance
NAME/DATE ESTABLISHED   Company Variable Annuity      Company Variable Life           Company Variable Annuity
                        Separate Account / October    Separate Account / October      Separate Account / October 18,
                        18, 1995                      18, 1995                        1995
----------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION        811-07547                     811-07569                       811-07547
NUMBER
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO AND CLASSES   Templeton Developing          Templeton Developing Markets    Templeton Developing Markets
                        Markets Securities Fund       Securities Fund Class 2         Securities Fund Class 2
                        Class 2

                        Templeton Asset Strategy      Templeton Asset Strategy Fund   Templeton Asset Strategy Fund
                        Fund Class 2                  Class 2                         Class 2
----------------------------------------------------------------------------------------------------------------------

                                                       SCHEDULE D

                                                CONTRACTS OF THE COMPANY
                                                      (CONTINUED)

----------------------------------------------------------------------------------------------------------------------
                                 CONTRACT 4                     CONTRACT 5                      CONTRACT 6
----------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME   Capital Select VUL Series     Capital Select VUL Series       Capital Select VUL Series
                        Single Premium Single Life    Single Premium Last to Die      Single Premium Single Life
----------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)        Yes                           Yes                             Yes
----------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION        333-47106                     333-47106                       333-48988
NUMBER

----------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE FORM     VUL-102 (8/00) Series         VUL-103 (8/00) Series           VUL-104 (8/00) Series
NUMBERS

----------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT        Valley Forge Life Insurance   Valley Forge Life Insurance     Valley Forge Life Insurance
NAME/DATE ESTABLISHED   Company Variable Life         Company Variable Life           Company Variable Life Separate
                        Separate Account / October    Separate Account / October      Account / October 18, 1995
                        18, 1995                      18, 1995
----------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION        811-07569                     811-07569                       811-07569
NUMBER

----------------------------------------------------------------------------------------------------------------------
PORTFOLIO AND CLASSES   Templeton Developing          Templeton Developing Markets    Templeton Developing Markets
                        Markets Securities Fund       Securities Fund Class 2         Securities Fund Class 2
                        Class 2



                        Templeton Asset Strategy      Templeton Asset Strategy Fund   Templeton Asset Strategy Fund
                        Fund Class 2                  Class 2                         Class 2
----------------------------------------------------------------------------------------------------------------------

                                                       SCHEDULE D

                                                CONTRACTS OF THE COMPANY
                                                      (CONTINUED)

----------------------------------------------------------------------------------------------------------------------
                                 CONTRACT 7

----------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME   Capital Select VUL Series
                        Single Premium Last to Die
----------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)        Yes
----------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION        333-48988
NUMBER
----------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE FORM     VUL-105 (8/00) Series
NUMBERS
----------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT        Valley Forge Life Insurance
NAME/DATE ESTABLISHED   Company Variable Life
                        Separate Account / October 18,
                        1995
----------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION        811-07569
NUMBER
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO AND CLASSES   Templeton Developing
                        Markets Securities Fund
                        Class 2

                        Templeton Asset Strategy
                        Fund Class 2
----------------------------------------------------------------------------------------------------------------------